UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 31, 2013

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Neohydro Technologies Corp.

(Exact name of registrant as specified in its charter)

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Nevada	000-53669	N/A
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2200 Yarbrough Avenue, Suite B 305, El Paso, TX 79925
(Address of Principal Executive Offices) (Zip Code)

(805) 857-1074
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(1) (i) GBH, CPAs, PC, the principal accountant for the registrant, was dismissed on October 31, 2013.

(ii) The reports of GBH, CPAs, PC on the financial statements of the registrant for the previous two fiscal years did not include any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii) The change in accountants was approved by the Board of Directors.

(iv) During the registrant’s two most recent fiscal years, there were no disagreements with GBH, CPAs, PC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

(2) On October 31, 2013, the registrant engaged Malone Bailey, LLP as its principal accountant. Prior to the engagement, there were no consultations with Malone Bailey, LLP concerning:

(i) the application of accounting principles to a specific transaction, or the type of audit opinion that might be rendered on the registrant’s financial statements; or

(ii) any matter that was either the subject of a disagreement with the previous accountant or a reportable event.

Item 9.01 Exhibits

Exhibit No.	Description
16.1	Letter from GBH CPA’s PC dated November 1, 2013 to the U.S. Securities and Exchange
Commission regarding statements included in this Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Neohydro Technologies Corp.
By	/s/ David Gasparine
Name: David Gasparine Title: President

Date:  November 4, 2013

INDEX TO EXHIBITS

Exhibit No.	Description
16.1	Letter from GBH CPA’s PC dated November 1, 2013 to the U.S. Securities and Exchange
Commission regarding statements included in this Form 8-K